UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 15, 2020

Federal Home Loan Bank of Dallas
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	214-441-8500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 6, 2020, the Federal Home Loan Bank of Dallas (the "Bank") completed its director election process for directorships that will commence on January 1, 2021. One new director, Stephen Panepinto, was elected to serve on the Bank's Board of Directors. In addition, Cheryl D. Alston, Tim H. Carter and W. Wesley Hoskins were each re-elected to serve an additional term on the Bank's Board of Directors. The election of these directors was reported under Item 5.02 of the Bank's Current Report on Form 8-K dated November 6, 2020 and filed with the Commission on November 13, 2020.

Effective November 30, 2020, Dorsey L. Baskin, Jr. was elected by the Bank's Board of Directors to fulfill the unexpired term of an independent director. Mr. Baskin's election was reported under Item 5.02 of the Bank's Current Report on Form 8-K dated November 30, 2020 and filed with the Commission on December 4, 2020.

At the time of filing the reports referenced above, the committees of the Bank's Board of Directors to which Messrs. Baskin and Panepinto would be named had not been determined, nor had it been determined whether Ms. Alston, Mr. Carter and Mr. Hoskins would continue to serve on the same board committees that they have served on in 2020.

The Bank is filing this Form 8-K/A to report that on December 15, 2020 the Bank's Board of Directors appointed these individuals to serve on the following board committees for 2021:

Mr. Baskin - Audit Committee and Risk Management Committee

Mr. Panepinto - Affordable Housing and Economic Development Committee and Government and External Affairs Committee

Ms. Alston - Strategic Planning, Operations and Technology Committee and Risk Management Committee

Mr. Carter - Executive and Governance Committee, Strategic Planning, Operations and Technology Committee (Chairman), Government and External Affairs Committee and Audit Committee

Mr. Hoskins - Government and External Affairs Committee (Vice Chairman) and Strategic Planning, Operations and Technology Committee

In addition, 2021 committee assignments for all other directors were also finalized on December 15, 2020. For 2021, the composition of each of the Board of Directors' committees will be as follows:

Executive and Governance Committee

Robert M. Rigby (Chairman)
Margo S. Scholin (Vice Chairman)
Dianne W. Bolen
Tim H. Carter
Mary E. Ceverha
Albert C. Christman
John P. Salazar
Ron G. Wiser

Affordable Housing and Economic Development Committee

Dianne W. Bolen (Chairman)
A. Fred Miller, Jr. (Vice Chairman)
Michael C. Hutsell
Stephen Panepinto
Felipe A. Rael
Robert M. Rigby
Margo S. Scholin

Audit Committee

Ron G. Wiser (Chairman)
Michael C. Hutsell (Vice Chairman)
Dorsey L. Baskin, Jr.
Tim H. Carter
Mary E. Ceverha
Sally I. Nelson
Robert M. Rigby
Margo S. Scholin

Compensation and Human Resources Committee

Mary E. Ceverha (Chairman)
James D. Goudge (Vice Chairman)
A. Fred Miller, Jr.
Sally I. Nelson
Robert M. Rigby
Margo S. Scholin
Ron G. Wiser

Government and External Affairs Committee

John P. Salazar (Chairman)
W. Wesley Hoskins (Vice Chairman)
Dianne W. Bolen
Tim H. Carter
James D. Goudge
Stephen Panepinto
Robert M. Rigby
Margo S. Scholin

Risk Management Committee

Albert C. Christman (Chairman)
James D. Goudge (Vice Chairman)
Cheryl D. Alston
Dorsey L. Baskin, Jr.
Mary E. Ceverha
A. Fred Miller, Jr.
Felipe A. Rael
Robert M. Rigby
Margo S. Scholin
Ron G. Wiser

Strategic Planning, Operations and Technology Committee

Tim H. Carter (Chairman)
Sally I. Nelson (Vice Chairman)
Cheryl D. Alston
Albert C. Christman
W. Wesley Hoskins
Robert M. Rigby
John P. Salazar
Margo S. Scholin

In 2021, Mr. Rigby and Ms. Scholin will serve as Chairman and Vice Chairman, respectively, of the Bank's Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

December 17, 2020	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Executive Vice President and Chief Financial Officer